UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 3, 2006

VERIDICOM INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Delaware	000-12382	95-2577731
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

21 Water Street, 5th Floor, Vancouver, British Columbia V6B 1A1
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 696-0633

Copies to:
Marc Ross, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

3800-999 3rd Avenue, Seattle, Washington 98104-4023
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 3, 2006, Bashir Jaffer tendered his resignation as the Chief Financial Officer and Secretary of Veridicom International, Inc. (the “Company”). Subsequent to the foregoing resignation, Paul Mann was appointed to serve as the interim Chief Financial Officer and Secretary of the Company until a search for candidates can be conducted and a permanent replacement can be found.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veridicom International, Inc.

Date: May 4, 2005	By:	/s/ Paul Mann
Name: Paul Mann
Title: Chief Executive Officer